UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by
 Rule 14(c)-5(d)(2))
☐ Definitive Information Statement

INTERPHARM HOLDINGS, INC.
(Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☒ No Fee Required
☐ Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1. Title of each class of securities to which transaction applies:
---------------------------------------------------------------------------
2. Aggregate number of securities to which transaction applies:
---------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
---------------------------------------------------------------------------
4. Proposed aggregate value of transaction:
---------------------------------------------------------------------------
5. Total fee paid:
---------------------------------------------------------------------------

☐ Fee paid previously with preliminary materials.
☐ Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount previously paid:
----------------------------------------------------------------------------

2. Form, schedule, or registration statement number:
----------------------------------------------------------------------------

3. Filing party:
----------------------------------------------------------------------------

4. Date filed:
----------------------------------------------------------------------------

INFORMATION STATEMENT

January , 2008

INTERPHARM HOLDINGS, INC.

This Information Statement is being distributed pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the holders of record at the close of business on December 21, 2007 (the “Record Date") of the common stock, par value $.01 per share ("Common Stock"), of Interpharm Holdings, Inc., a Delaware corporation (the "Company"), as well as the holders of record on the Record Date of the following series of the Company’s Preferred Stock: the Series B-1 Convertible Preferred Stock, par value $.01 per share (“Series B-1 Preferred Stock”); the Series C-1 Convertible Preferred Stock, par value $.01 per share (the “Series C-1 Preferred Stock”); and the Series C Convertible Preferred Stock, par value $.01 per share (the “Series C Preferred Stock”).

SUMMARY

This Information Statement informs our stockholders of actions taken and approved on November 6, 2007, by the holders of our voting stock holding shares entitling such holders to cast more than a majority of the votes entitled to be cast with respect to such actions. Those actions approved the following transactions (collectively, the “Financing Transactions”) accomplished pursuant to (i) a Securities Purchase Agreement dated as of November 14, 2007, by and among the Company, its wholly owned subsidiary, Interpharm, Inc., and the Purchasers identified therein (the “Securities Purchase Agreement”), and (ii) a Consent and Waiver Agreement dated as of November 7, 2007 (the “Consent and Waiver”), among the Company, Tullis-Dickerson Capital Focus III, L.P. (“Tullis”), Aisling Capital II, L.P. (“Aisling”), Cameron Reid (“Reid”) and members of, and entities controlled by, the Sutaria family (who collectively control approximately 69% of our voting stock) (such members and entities being sometimes also referred to as the “Majority Shareholders”). The Financing Transactions consist of :

(i) the sale on November 7, 2007 to Maganlal and Vimla Sutaria of the Company’s $3,000,000 principal amount of the Company’s Junior Subordinated Secured 12% Note Due 2010 (the “Sutaria Note”);

(ii) the sale on November 14, 2007 to Tullis, Aisling, Reid and Sutaria Family Realty, LLC (“SFR”) of $5,000,000 principal amount of the Company’s Secured 12% Notes Due 2009 (the “STAR Notes”);

(iii) the exchange on November 14, 2007, of outstanding warrants to purchase an aggregate of 4,563,828 shares of our Common Stock at an exercise price of $1.639 per share that had been issued to each of Tullis and Aisling in connection with the Series B-1 Preferred Stock (the “B-1 Warrants”) and the Series C-1 Preferred Stock (the “C-1 Warrants”), for amended and restated warrants entitling each of Tullis and Aisling to purchase 2,281,914 shares of Common Stock at an exercise price of $0.95 per share (the “Amended and Restated Warrants”) (this transaction also being sometimes referred to as the “Warrant Exchange”); and

(iv) our agreement, upon the filing and dissemination of a definitive Information Statement on Schedule 14C (the “Stockholder Approval”), to:

•
amend the Company’s Certificate of Incorporation so as to (a) designate 20,825 shares of our authorized preferred stock as Series D-1 Convertible Preferred Stock, which will be convertible into shares of Common Stock at a conversion price of $0.95 per share (the “Series D-1 Preferred Shares”), and (b) reduce the conversion price of the Series B-1 Preferred Stock and the Series C-1 Preferred Stock from $1.5338 per share to $0.95 per share (the “Charter Amendments”);

•
exchange the STAR Notes for (a) the Company’s Secured Convertible 12% Notes Due 2010 (the “Convertible Notes”) in an aggregate principal amount equal to the principal amount of the STAR Notes plus accrued interest thereon through the date of such exchange, which will be convertible into shares of Common Stock at a conversion price of $0.95 per share, and (b) 5-year warrants (the “New Warrants”) to purchase an aggregate of 1,842,103 shares of Common Stock at an exercise price of $0.95 per share (this transaction also being sometimes referred to as the “STAR Note Exchange”); and

•
exchange all of the outstanding shares of the Series B-1 Preferred Stock and the Series C-1 Preferred Stock (all of which are owned by Tullis and Aisling) for the Series D-1 Preferred Shares (this transaction also being sometimes referred to as the “Preferred Stock Exchange”).

A copy of the Written Consent of a Majority of the Shareholders approving the foregoing actions is attached to this Information Statement as Exhibit A.

The Charter Amendments will not become effective, and the re-pricing of the Series B-1 and C-1 Preferred Stock and the Preferred Stock Exchange will not occur, until the filing with the Office of the Secretary of State of Delaware of a Certificate of Designations, Preferences and Rights of the Series D-1 Preferred Shares at least 20 days after the date of the mailing of this Information Statement to the Company’s stockholders. Similarly, the STAR Note Exchange will not occur until at least 20 days after the date of the mailing of this Information Statement to our stockholders.

This Information Statement is being disseminated to our stockholders on or about January ___, 2008.

______________________________________________

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

______________________________________________

RECORD DATE; OUTSTANDING SHARES; VOTES APPROVING THE FINANCING TRANSACTIONS

As of the Record Date, December 21, 2007, the number of shares of each class of the Company’s voting stock outstanding was as follows:

o	66,190,000 shares of Common Stock,

o	10,000 shares of Series B-1 Preferred Stock,

o	10,000 shares of Series C-1 Preferred Stock, and

o	279,208 shares of Series C Preferred Stock..

Each share of our Common Stock and Series C Preferred Stock is entitled to one vote on all matters, and vote together as a single class. Each share of our Series B-1 Preferred Stock and our Series C-1 Preferred Stock is, subject to certain limitations, entitled to that number of votes as is equal to the number of shares of Common Stock such preferred share is convertible into at the Record Date and votes together with all other classes of our stock as a single class, except that the Certificate of Designations, Preferences and Rights of each of the Series B-1 Preferred Stock and the Series C-1 Preferred Stock provides that the approval of the holders of at least a majority of the outstanding shares of Series B-1 Preferred Stock and/or (as the case may be) the Series C-1 Preferred Stock, voting as a separate class, is necessary to, among other things, amend or repeal any provision of or add any provision to our Certificate of Incorporation that would materially adversely alter or change any of the powers, preferences, privileges or rights of that series of preferred stock. In addition, Section 242 of the Delaware General Corporation Law requires that the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment to the Certificate of Incorporation, if the amendment would alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely.

On November 6, 2007, the holders of the number of shares of the class or series of the Company’s stock set forth below signed written consents (see Exhibit A hereto) approving the Financing Transactions.

Class or Series	Votes Approving The Financing Transactions (1)	Total Outstanding Shares of Such Class or Series	Percentage of Total Shares of Such Class or Series Approving the Financing Transactions
Common Stock	46,124,780	66,190,000	69.69% (3)
Series B-1 Preferred Stock	0	10,000 (2)	0%
Series C-1 Preferred Stock	0	10,000 (2)	0%
Series C Preferred Stock	0	279,208	0%

(1) The holders of the Series B-1 Preferred Stock, Series C-1 Preferred Stock and Series C Preferred Stock, having had due and actual notice of the actions to be consented to, abstained from voting thereon.

(2) If the holders of the Series B-1 Preferred Stock and of the Series C-1 Preferred Stock had not abstained and, instead, had cast the votes they otherwise would have been entitled to, such holders would have been entitled to cast an aggregate of 40,000,000 votes.
(3) Calculation excludes the number of shares of Common Stock into which the Series B-1 Preferred Stock and the Series C-1 Preferred Stock were convertible on November 6, 2007.

Based on the foregoing, the requisite number of votes of the holders of each class of the Company’s stock entitled to vote on the Financing Transactions, voting as separate classes as well as a single class, have been obtained.

Absence of Dissenters’ Rights of Appraisal

Neither the approval of, nor the completion of, any of the Financing Transactions provides to and stockholder of the Company any right to dissent and obtain an appraisal of or payment for the stockholder’s shares under the Delaware General Corporation Law or the Company’s Certificate of Incorporation or By-laws.

BACKGROUND AND REASONS FOR THE FINANCING TRANSACTIONS

In February, 2006, we entered into a four-year credit and financing arrangement with the Wells Fargo Business Credit operating unit (“WFBC”) of Wells Fargo Bank (“Wells Fargo”) that, pursuant to a Credit and Security Agreement dated as of February 9, 2007 (the “Senior Credit Agreement”), provided the Company with a $41,500,000 credit facility (the “WFBC Credit Facility”) comprised of:

•	a $22,500,000 revolving credit facility;
•	a $12,000,000 real estate term loan;
•	a $3,500,000 machinery and equipment term loan; and
•	a $3,500,000 additional/future capital expenditure facility.

Subsequent to entering into the WFBC Credit Facility arrangement, and pursuant to Securities Purchase Agreements dated May 15, 2006 and September 11, 2006 (collectively, the “2006 SPAs”), the Company received gross proceeds of $20,000,000 from the issuance and sale of the Series B-1 Preferred Stock and the Series C-1 Preferred Stock to Tullis and Aisling, respectively. In conjunction therewith, and for no additional consideration, the Company also issued the B-1 Warrants to Tullis and the C-1 Warrants to Aisling.

As of June 30, 2007, the Company had defaulted under the Senior Credit Agreement with respect to: (i) financial reporting obligations, including the submission of its annual audited financial statements for the fiscal year ended June 30, 2007, and (ii) financial covenants related to minimum cash flow requirements, maximum allowable total capital expenditures, financial leverage and unfinanced capital expenditures for the fiscal year ended June 30, 2007 (collectively, the “Existing Defaults”). At the time of the Financing Transactions, we owed approximately $26,400,000 under the WFBC Credit Facility. As a consequence, the Company was faced with the potential foreclosure of the WFBC Credit Facility, acceleration of approximately $26,400,000 of outstanding Wells Fargo indebtedness, and execution on the collateral - consisting of substantially all of the Company’s property and real estate - we had pledged as security for our borrowings from Wells Fargo. If Wells Fargo had taken these actions, the Company would have suffered substantial financial losses and potential bankruptcy.

In October, 2007, WFBC agreed to waive the Existing Defaults based on the Company’s consummation and receipt of $8,000,000 in fresh financing through the issuance of the subordinated debt described below, and on October 25, 2007, the Company and WFBC finalized a Forbearance Agreement that terminates on December 31, 2007 (the “Forbearance Period”), which was subsequently amended on November 13, 2007. The parties also have agreed to establish financial covenants for the 2008 fiscal year prior to the conclusion of the Forbearance Period.

Maganlal and Vimla Sutaria, Sutaria Family Realty, Reid (the Company’s Chief Executive Officer), Tullis and Aisling offered to provide the $8,000,000 in additional, fresh financing required by Wells Fargo. Nonetheless, pursuant to the 2006 SPAs and to certain protective provisions of the Certificates of Designations, Preferences and Rights of the Series B-1 and C-1 Preferred Stock, the consent of Tullis and Aisling was required for the issuance of the Sutaria Note and for the STAR Note financing. In consideration for those consents, which are contained in the Consent and Waiver, the Company agreed to the STAR Note Exchange and the Warrant Exchange, and the Majority Shareholders agreed to give Tullis and Aisling tag along rights on certain sales by the Majority Shareholders of our Common Stock. In addition, pursuant to the Consent and Waiver, the Majority Shareholders gave a voting proxy to a committee composed of Perry Sutaria and a representative of each of Tullis and Aisling to vote their shares of Common Stock for the election of the Company’s directors, and with respect to any changes in the Company’s By-laws.

THE FINANCING TRANSACTIONS

On November 7, 2007, and November 14, 2007, as required by the Forbearance Agreement, the Company received a total of $8,000,000 in gross proceeds from the issuance and sale of subordinated debt, as follows:

•
Issuance of the Sutaria Note. On November 7, 2007, Dr. Maganlal K. Sutaria, the Chairman of the Company’s Board of Directors, and Vimla M. Sutaria, his wife, loaned $3,000,000 to the Company which loan is evidenced by the Sutaria Note. Interest of 12% per annum on the Sutaria Note is payable quarterly in arrears, and for the first 12 months of that Note’s term may be paid in cash or, at the Company’s option, in additional notes (“PIK Notes”). Thereafter, the Company is required to pay at least 8% interest in cash and the balance, at the Company’s option, in cash or PIK Notes. Repayment of the Sutaria Note (and any PIK Notes issued in lieu of cash interest payments on the Sutaria Note) is secured by third priority liens on substantially all of the Company’s property and real estate. Pursuant to intercreditor agreements, the Sutaria Note (and any such PIK Notes) are subordinated to the liens held by WFBC pursuant to the Senior Credit Agreement and by the holders of the STAR Notes described below. The terms of the Sutaria Note are summarized below in the section of this Information Statement entitled “DESCRIPTION OF SECURITIES-The Sutaria Note.”

•	Issuance of the STAR Notes. On November 14, 2007, the Company issued and sold $5,000,000 principal amount of the STAR Notesas follows:

Tullis-Dickerson Capital Focus III, L.P. (“Tullis”)	$833,333
Aisling Capital II, L.P. (“Aisling”)	$833,333
Cameron Reid (“Reid”)	$833,333
Sutaria Family Realty, LLC (“SFR”)	$2,500,000

Interest of 12% per annum on the STAR Notes is payable quarterly in arrears, and may be paid, at the Company’s option, in cash or PIK Notes. Repayment of the STAR Notes (and any PIK Notes issued in lieu of cash interest payments on the STAR Notes) is secured by second priority liens on substantially all of the Company’s property and real estate. As more particularly described below, the STAR Notes will be exchangeable for our Convertible Notes upon our obtaining the Stockholder Approval. The terms of the STAR Notes are summarized below in the section of this Information Statement entitled “DESCRIPTION OF SECURITIES-The STAR Notes.”

Additionally, pursuant to the Securities Purchase Agreement and the Consent and Waiver, we completed (in the case of the Warrant Exchange) and agreed to consummate (in the cases of the Charter Amendments, STAR Note Exchange and Preferred Stock Exchange) the following:

•
The Warrant Exchange. In May and September of 2006, in conjunction with issuing the Series B-1 Preferred Stock and the Series C-1 Preferred Stock to Tullis and Aisling, respectively, we also issued the B-1 Warrants to Tullis and the C-1 Warrants to Aisling. As noted above, the B-1 Warrants entitled Tullis, and the C-1 Warrants entitled Aisling, to purchase 2,281,914 shares of our Common Stock at a per share exercise price of $1.639. As part of the consideration for Tullis and Aisling entering into the Consent and Waiver with the Company, and in exchange for the B-1 and C-1 Warrants, on November 14, 2007 we issued to each of Tullis and Aisling an Amended and Restated Warrant, entitling the holder to purchase 2,281,914 shares of the Company’s Common Stock at a reduced exercise price of $0.95 per share instead of $1.639 per share.

Although the aggregate number of shares of our Common Stock issuable upon the full exercise of the Amended and Restated Warrants is the same as the shares issuable upon full exercise of the B-1 Warrants and C-1 Warrants (in either case resulting in an approximately 6.8% reduction in the voting power and per share earnings of our presently outstanding Common Stock), as compared to the B-1 and C-1 Warrants, the reduced exercise price of the Amended and Restated Warrants will result in an approximately $3,000,000 (or 58%) reduction in the gross proceeds to the Company if the Amended and Restated Warrants are fully exercised. In all other respects the Amended and Restated Warrants are identical to the B-1 and C-1 Warrants.

The terms of the Amended and Restated Warrants are summarized below in the section of this Information Statement entitled “Description of Securities- The Amended and Restated Warrants.”

•
The Charter Amendments. As indicated above, and in addition to the Warrant Exchange, in consideration of Tullis and Aisling entering into the Consent and Waiver (which was necessary in order for us to sell the Sutaria Note and the STAR Notes and thereby fully meet Wells Fargo’s requirement under the Forbearance Agreement that the Company raise an additional $8,000,000 in financing) the Company agreed to (a) file with the Secretary of State of Delaware a Certificate of Designations, Preferences and Rights for a new series of our preferred stock, the Series D-1 Convertible Preferred Stock, which filing will have the effect under the Delaware General Corporation Law of amending the Company’s Certificate of Incorporation, and (b) further amend the Certificate of Incorporation so as to reduce the conversion price of the Series B-1 Preferred Stock and Series C-1 Preferred Stock in each case to $0.95 per share. Pursuant to the Consent and Waiver these filings (the “Charter Filings”) shall be made no earlier than January 18, 2008, and no later than February 28, 2008 (or such later date as may be necessary to address any SEC comments with respect to this Information Statement).

The terms and provisions of the Series D-1 Preferred Stock will be substantially identical to those of the Series B-1 Preferred Stock and Series C-1 Preferred Stock, except that the conversion price of the Series D-1 Preferred Stock will be $0.95 per share instead of $1.5338 per share, and the Series D-1 Preferred Stock will have anti-dilution protection more favorable to the holders than does the Series B-1 and C-1 Preferred Stock. As more fully described below under the section of this Information Statement entitled “The Preferred Share Exchange,” the Series D-1 Preferred Stock will, pursuant to the Consent and Waiver, be issued to Tullis and Aisling in exchange for the presently outstanding Series B-1 and C-1 Preferred Stock, of which they are the sole holders. The terms of the Series D-1 Preferred Stock are summarized below in the section of this Information Statement entitled “DESCRIPTION OF SECURITIES- The Series D-1 Preferred Stock .”

•
The STAR Note Exchange. Pursuant to the Securities Purchase Agreement, upon completing the process of obtaining the Stockholder Approval (which, pursuant to the Consent and Waiver, consists of filing with the SEC a Preliminary Information Statement on Schedule 14C relating to the Financing Transactionsand filing a Definitive Information Statement on Schedule 14C with the SEC and disseminating the same to those of our shareholders who, as of the Record Date, would have been entitled to vote on the Financing Transactions had a shareholders’ meeting been called) the STAR Notes will be exchanged for (a) the Company’s Secured Convertible 12% Notes Due 2010 (which we also have referred to as the “Convertible Notes”) in an aggregate original principal amount equal to the principal and accrued interest on the STAR Notes through the date of such exchange, and (b) the New Warrants, which will entitle the holders to purchase up to an aggregate of 1,842,103 shares of our Common Stock at an exercise price of $0.95 per share.

 Initially, the Convertible Notes will be convertible into approximately 5,263,000 shares of Common Stock, and the full conversion of the Convertible Notes and the full exercise of the New Warrants would result in the issuance of approximately 7,100,000 additional shares of Common Stock and, consequently, an approximately 10.6% reduction in both the voting power of our presently outstanding Common Stock and the per share earnings (and, hence, theoretical value) of that Common Stock. Further, to the extent that the $0.95 per share conversion price of the Convertible Notes and the $0.95 exercise price of the New Warrants are less than the per share price paid for our presently outstanding Common Stock, conversion and/or exercise will be dilutive to our present shareholders. Additionally, the Convertible Notes and the New Warrants will have anti-dilution protection with respect to issuances of Common Stock or Common Stock equivalents at less than $0.95 per share (“Dilutive Shares”), pursuant to which their conversion or exercise prices will, in those cases, automatically be re-set to a price equal to 90% of the price at which the Dilutive Shares are deemed to have been issued. In the case of the Convertible Notes, such a re-set would increase the above-noted effects on the voting power and per share earnings of our presently outstanding Common Stock.

The repayment of the Convertible Notes will be secured by second priority liens on substantially all of the Company’s property and real estate. Pursuant to intercreditor agreements, the Convertible Note liens will be junior in priority to those of Wells Fargo, but senior to those of the Sutaria Note.

The terms of the Convertible Notes and New Warrants are summarized below in the section of this Information Statement entitled “DESCRIPTION OF SECURITIES- The Convertible Notes” and “DESCRIPTION OF SECURITIES-The New Warrants”.

•
The Preferred Stock Exchange. Pursuant to the Consent and Waiver, and as consideration for Tullis and Aisling entering into that agreement, upon completing the Stockholder Approval process and filing the Charter Amendments, the Series B-1 Preferred Stock and Series C-1 Preferred Stock held by Tullis and Aisling will be exchanged for shares of our new Series D-1 Preferred Stock. The exchange will be at the rate of 1.04125 Series D-1 shares for each Series B-1 or Series C-1 share, as the case may be. The Series D-1 Preferred Stock will be substantially similar to the Series B-1 and C-1 Preferred Stock, except that (a) the conversion price of the Series D-1 Preferred Stock will be $0.95 per share instead of $1.5338 per share, and (b) the Series D-1 Preferred Stock will have anti-dilution protection with respect to issuances of Common Stock or Common Stock equivalents at less than $0.95 per share (“Dilutive Shares”), pursuant to which their conversion or exercise prices will, in those cases, automatically be re-set to a price equal to 90% of the price at which the Dilutive Shares are deemed to have been issued.

 As compared to the Series B-1 and C-1 Preferred Stock, the reduced, $0.95 per share conversion price and greater than 1-for-1 exchange rate of the Series D-1 Preferred Stock will increase the number of shares of our Common Stock that may become outstanding and that (because like the Series B-1 and C-1 Preferred Stock, the holders of the Series D-1 Preferred Stock are entitled to cast that number of votes on matters submitted to the vote of our shareholders as is equal to the number of shares of Common Stock issuable upon the full conversion of the holder’s Series D-1 Preferred Stock) presently may be voted, by approximately 1,900,000 shares. For this reason, the full conversion of the Series D-1 Preferred Stock to be issued in the exchange will result in an approximately 3% reduction in both the voting power of our presently outstanding Common Stock and the per share earnings (and, hence, theoretical value) of that Common Stock. Further, to the extent that the $0.95 per share conversion price of the Series D-1 Preferred Stock is less than the per share price paid for our presently outstanding Common Stock, conversion will be dilutive to our present shareholders.

The terms of the Series D-1 Preferred Stock are summarized below in the section of this Information Statement entitled “DESCRIPTION OF SECURITIES- The Series D-1 Preferred Stock.”

Interest of Certain Persons in the Financing Transactions

•
Maganlal Sutaria, M.D., is a member of the Company’s Board of Directors and serves as our Chairman of the Board. Dr. Sutaria and his wife, Vimla Sutaria, are the purchasers of the Sutaria Note, pursuant to which they have loaned $3,000,000 to the Company as part of the Financing Transactions.

•
Raj Sutaria, a son of Maganlal Sutaria and brother of Perry Sutaria, M.D., is an Executive Vice President of the Company, and a 33 1/3% equity holder of Sutaria Family Realty, LLC (“SFR”), which has purchased $2,500,000 principal amount of the STAR Notes. As such, Mr. Sutaria may be deemed to have indirectly loaned $833,333 to the Company in the Financing Transactions. As an investor in the STAR Notes, SFR will receive approximately one-half in principal amount of the Convertible Notes and one-half of the New Warrants in the STAR Note Exchange. If the Convertible Notes and New Warrants to be issued to SFR in the STAR Note Exchange were fully converted and exercised, SFR would receive approximately 3,553,000 shares of our Common Stock. To the extent of his equity interest in SFR, Raj Sutaria will be an indirect beneficiary of the STAR Note Exchange.

•
Perry Sutaria, M.D., a son of Maganlal Sutaria and brother of Raj Sutaria, was elected as a member of the Company’s Board of Directors on December 18, 2007. Dr. Sutaria is the beneficial owner of 66.62% of the Company’s outstanding Common Stock and is a 33 1/3% equity holder of Sutaria Family Realty, LLC (“SFR”), which has purchased $2,500,000 principal amount of the STAR Notes. As such, Dr. Sutaria may be deemed to have indirectly loaned $833,333 to the Company in the Financing Transactions. As an investor in the STAR Notes, SFR will receive approximately one-half in principal amount of the Convertible Notes and one-half of the New Warrants in the STAR Note Exchange. If the Convertible Notes and New Warrants to be issued to SFR in the STAR Note Exchange were fully converted and exercised, SFR would receive approximately 3,553,000 shares of our Common Stock. To the extent of his equity interest in SFR, Perry Sutaria will be an indirect beneficiary of the STAR Note Exchange.

•
Joan P. Neuscheler is a member of the Company’s Board of Directors and the President of Tullis-Dickerson Capital Focus III, L.P., which has purchased $833,333 principal amount of the STAR Notes, will receive a ratable one-sixth portion of the Convertible Notes and New Warrants in the STAR Note Exchange, and will receive one-half of the Series D-1 Preferred Stock and of the Amended and Restated Warrants. If the Convertible Notes, New Warrants, Series D-1 Preferred Stock and Amended and Restated Warrants to be issued to Tullis in the STAR Note Exchange, Warrant Exchange and Preferred Stock Exchange were fully converted and exercised, Tullis would receive approximately 14,426,000 shares of our Common Stock.

•
Cameron Reid is the Company’s Chief Executive Officer, the purchaser of $833,333 principal amount of the STAR Notes, and will receive a ratable one-sixth portion of the Convertible Notes and New Warrants in the STAR Note Exchange. If the Convertible Notes and New Warrants to be issued to Reid were all fully converted and exercised, Reid would receive 1,184,210 shares of our Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 21, 2007, certain information with respect to the beneficial ownership of our voting securities by (i) any person known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each director, (iii) each executive officer, and (iv) all directors and executive officers as a group.

Name and		Amount and
Address of	Title of	Nature of Beneficial	Percent of
Beneficial Owner	Class	Ownership	Class (1)

Maganlal K. Sutaria	Common Stock	1,243,000 (2)	1.86%
75 Adams Avenue
Hauppauge, NY 11788

Rajs Holdings I, LLC(3)	Common Stock	15,526,000 (3)	23.46%
75 Adams Avenue
Hauppauge, NY 11788

Bhupatlal K. Sutaria	Common Stock	804,000 (4)	1.20%
75 Adams Avenue
Hauppauge, NY 11788

Rametra Holdings I, LLC	Common Stock	8,015,000 (5)	12.11%
75 Adams Avenue
Hauppauge, NY 11788

David Reback	Common Stock	61,000 (6)	*
75 Adams Avenue
Hauppauge, NY 11788

Stewart Benjamin	Common Stock	46,000 (7)	*
75 Adams Avenue
Hauppauge, NY 11788

Ravis Holdings I, LLC	Common Stock	10,519,000 (8)	15.89%
75 Adams Avenue
Hauppauge, NY 11788

Perry Sutaria	Common Stock	44,094,000 (9)	66.62%
75 Adams Avenue
Hauppauge, NY 11788

Kennith C. Johnson	Common Stock	50,000 (10)	*
75 Adams Avenue
Hauppauge, NY 11788

Cameron Reid	Common Stock	3,175,000 (11)	4.59%
75 Adams Avenue
Hauppauge, NY 11788

P&K Holdings, LLC	Common Stock	8,015,000 (12)	12.11%
75 Adams Avenue
Hauppauge, NY 11788

Richard J. Miller	Common Stock	25,000 (13)	*
75 Adams Avenue
Hauppauge, NY 11788

Joan P. Neuscheler	Common Stock	9,310,000 (14)	12.40%
c/o Tullis Dickerson Co., Inc.
Two Greenwich Plaza
Greenwich, Connecticut 06830

Tullis Dickerson Capital Focus III, L.P.	Common Stock	9,285,000 (15)	12.37%
Two Greenwich Plaza
Greenwich, Connecticut 06830

Aisling Capital II, L.P.	Common Stock	9,046,000 (16)	12.02%
888 Seventh Avenue, 30th Floor
New York, New York 10106

George Aronson	Common Stock	72,000	*
75 Adams Avenue
Hauppauge, NY 11788

Peter Giallorenzo	Common Stock	20,000 (17)	*
75 Adams Avenue
Hauppauge, NY 11788

Kenneth Cappel	Common Stock	126,000 (18)	*
75 Adams Avenue
Hauppauge, NY 11788

Jeffrey Weiss	Common Stock	236,000 (19)	*
75 Adams Avenue
Hauppauge, NY 11788

All Directors and	Common Stock	17,784,000 (20)	22.05%
Officers as a
Group (13 persons)

* Less than 1%
___________________________________
(1) Computed based upon a total of 66,190,000 shares of common stock outstanding as of December 21, 2007.

(2) The foregoing figure reflects the ownership of 543,000 shares of common stock and vested options to acquire 700,000 shares. It does not include 350,000 options held by his spouse and 1,874,000 shares of Series A-1 Preferred Stock held by an annuity he controls.

(3) Raj Sutaria is the sole member of Rajs Holdings I, LLC, which holds 15,526,000 shares of common stock. The sole manager of Rajs Holdings I, LLC is Perry Sutaria.

(4) The foregoing figure includes vested options to acquire 700,000 shares, 104,000 shares of common stock held directly by Mr. Sutaria, but does not include 400,000 options held by his spouse.

(5) Mona Rametra is the sole member of Rametra Holdings I, LLC, which holds 8,015,000 shares of common stock. The sole manager of Rametra Holdings I, LLC is Perry Sutaria.

(6) The foregoing figure comprises vested options to acquire 61,000 shares of common stock.

(7) The foregoing figure comprises 46,000 shares of common stock which may be acquired upon exercise of currently exercisable options.

(8) Ravi Sutaria is the sole member of Ravis Holdings I, LLC, which holds 10,519,000 shares of common stock. The sole manager of Ravis Holdings I, LLC is Perry Sutaria.

(9) Includes an aggregate of 42,075,000 shares of common stock owned directly by the following New York limited liability companies of which Perry Sutaria is the sole manager: P&K Holdings, LLC; Rajs Holdings I, LLC; Ravis Holdings I, LLC; and Rametra Holdings I, LLC. Does not include his beneficial interest in Series A-1 Preferred Stock held by a trust of which he is a beneficiary. The balance of 2,019,000 shares are shares held directly by Perry Sutaria.

(10) The foregoing figure comprises vested options to acquire 50,000 shares of common stock.

(11) The foregoing figure includes vested options to purchase 3,000,000 shares of common stock and 175,000 shares held directly Mr. Reid.

(12) Perry Sutaria is the sole member and manager of P&K Holdings, LLC, which holds 8,015,000 shares of common stock.

(13) The foregoing figure comprises vested options to acquire 25,000 shares of common stock.

(14) Includes all 9,285,000 shares beneficially owned by Tullis-Dickerson Capital Focus III, L.P. (“TD III”) as set forth in the table. Ms. Neuscheler is a principal of TD III and shares voting and dispositive power with respect to such shares, but disclaims beneficial ownership of such shares. Also includes vested options to acquire 25,000 shares of common stock.

(15) Includes an aggregate of 6,520,000 shares of common stock issuable upon conversion of Series B-1 Stock held TD III and 2,282,000 shares of common stock issuable upon exercise of warrants held by TD III, and 483,000 shares held as payment for dividends earned. Ms. Neuscheler is a principal of TD III. Ms. Neuscheler disclaims beneficial ownership of such shares within the meaning of SEC Rule 13d-3.

(16) Includes an aggregate of 6,520,000 shares of common stock issuable upon conversion of Series B-1 Stock and 2,282,000 shares of common stock issuable upon exercise of warrants and 244,000 shares held as payments for dividends earned.

(17) The foregoing figure includes vested options to acquire 20,000 shares of common stock, but does not include options to acquire 80,000 shares of common stock which are not exercisable within 60 days after January __, 2007.

(18) The foregoing figure includes vested options to acquire 126,000 shares of common stock, but does not include options to acquire an aggregate of 114,000 shares of common stock which are not exercisable within 60 days after January __, 2007

(19) The foregoing figure comprises vested options to acquire 111,000 shares of common stock and 125,000 shares acquired through a subscription agreement, but does not include options to acquire an aggregate of 149,000 shares of common stock which are not exercisable within 60 days after January __, 2007.

(20) The foregoing figure includes vested options to acquire an aggregate of 5,673,000 shares. The foregoing also includes the shares referred to in footnote (14).

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Our Compensation Committee (which we also refer to as the “Committee” or the “Compensation Committee”) oversees and administers our executive compensation programs. The Committee’s complete roles and responsibilities are set forth in the written charter adopted by the Board of Directors, which can be found at www.interpharminc.com under “Corporate Governance.” The Board of Directors selected the following four individuals to serve on the Committee in November, 2006: Richard J. Miller (Chair), Kennith Johnson, David Reback and Joan Neuscheler. All of these individuals, with the exception of Richard J. Miller, qualify as an independent director under the rules of the American Stock Exchange.

The Committee meets at regularly scheduled times during the year and on an ad hoc basis as business needs necessitate. During the fiscal year ended June 30, 2007, the Committee met for three regularly scheduled meetings and held two ad hoc meeting. As part of his duties as the Committee Chair, Mr. Miller reports on Committee actions and recommendations to the Board of Directors.

The Committee has retained Frederic W. Cook and Associates (“FW Cook”) as outside advisors to the Committee. FW Cook reports directly to the Committee and provides guidance on matters including trends in executive and non-employee director compensation, the development of specific executive compensation programs and other matters as directed by the Committee. FW Cook does not provide any other services to the Company.

Summary Compensation Table
 (in thousands, except per share data)

The following table shows the compensation paid to or earned by the named executive officers during the fiscal year ended June 30, 2007.

Name and 'Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Cameron Reid	2007	$300	$-	$-	$-	$-	$-	$13	$313
Chief Executive Officer	2006	$297	$-	$-	$-	$-	$-	$-	$297
	2005	$76	$-	$-	$-	$-	$-	$-	$76
Bhupatlal Sutaria	2007	$275	$-	$-	$-	$-	$-	$13	$288
President	2006	$271	$-	$-	$-	$-	$-	$22	$293
	2005	$198	$15	$-	$-	$-	$-	$21	$234
Peter Giallarenzo	2007	$110	$-	$-	$117	$-	$-	$5	$232
Chief Financial Officer	2006	$-	$-	$-	$-	$-	$-	$-	$-
	2005	$-	$-	$-	$-	$-	$-	$-	$-
Jeffrey Weiss	2007	$236	$-	$-	$15	$-	$-	$12	$263
Executive Vice President	2006	$225	$460	$-	$-	$-	$-	$25	$710
	2005	$78	$-	$-	$244	$-	$-	$-	$322
Ken Cappel	2007	$250	$-	$-	$13	$-	$-	$12	$275
General Counsel	2006	$232	$-	$-	$-	$-	$-	$25	$257
	2005	$118	$-	$-	$330	$-	$-	$10	$458
George Aronson	2007	$236	$-	$-	$-	$-	$-	$13	$249
Chief Financial Officer	2006	$221	$-	$-	$-	$-	$-	$21	$242
	2005	$148	$15	$-	$136	$-	$-	$9	$308
Munish Rametra	2007	$250	$-					12	262
General Counsel	2006	$252	$-	$-	$-	$-	$-	$19	$271
	2005	$165	$15	$-	$-	$-	$-	$30	$210

Notes to Summary Compensation Table
(1)	The amounts in column (e) reflect the dollar amounts recognized for financial statement reporting purposes in accordance with SFAS 123(R) for unvested restricted stock held by each executive officer.
(2)
The amounts in column (f) reflect the dollar amounts recognized for financial statement reporting purposes in accordance with SFAS 123(R) for unvested stock options held by each executive officer. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)	The amounts in column (g) reflect actual cash incentives awarded to each executive officer.
(4)	The amounts in column (h) represent earnings in the Company’s 401(k) that were contributed by the Company. We do not maintain a pension plan or a defined benefit plan.
(5)	The amounts in column (i) reflect the amount for auto allowances.

2007 Grants of Plan-Based Awards
(in thousands, except per share data)

The following table shows additional information regarding all grants of plan-based awards made to our named executive officers for the year ended June 30, 2007.

GRANTS OF PLAN-BASED AWARDS
					All Other	All Other
					Stock	Option		Exercise	Grant Date
					Awards:	Awards:		or Base	Fair
	Estimated Future Payouts Under				Number of	Number of		Price of	Value of
	Equity Incentive Plan Awards				Shares of	Securities		Option	Stock
	Grant	Threshold	Target	Maximum	Stocks or	Underlying		Awards	and Option
Name	Date	(#)	(#)	(#)	Units (#)	Options (#) (1)		($/Sh) (2)	Awards ($)(3)

Cameron Reid	-	-	-	-	-	-		$-	$-

Bob Sutaria	-	-	-	-	-	-		$-	$-

Peter Giallarenzo	03/20/07	-	-	-	-	100	(4)	$1.62	$117

Jeff Weiss	03/20/07	-	-	-	-	17	(5)	$1.62	$15

Ken Cappel	03/20/07	-	-	-	-	14	(5)	$1.62	$13

George Aronson	-	-	-	-	-	-		$-	$-

Notes to 2007 Grants of Plan-Based Awards Table

(1)	Grant of non performance-based stock options.
(2)	Fair Market Value of stock on the date of grant
(3)	Amounts represent the full grant date fair value as determined under SFAS 123(R). The value of stock options granted is based on the grant date present value as calculated using a Black-Scholes option pricing model.
(4)	Options have a ten-year term and are scheduled to vest 20% each on January 8, 2008, 2009, 2010, 2011 and 2012.
(5)	Options have an approximate five-year term and are scheduled to vest 25% each on June 30, 2007, 2008, 2009 and 2010.

Outstanding Equity Awards At 2007 Fiscal Year-End
(in thousands, except per share data)

The following table summarizes the equity awards we have made to each of the named executive officers that were outstanding as of June 30, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Cameron Reid	3,000	1	-		-	$1.23	06/30/10	-	-	-	-

Jeffrey Weiss	60	2	90	3	-	$1.23	06/30/10	-	-	-	-
	47	2	47	3	-	$1.23	06/30/11
	4	2	12	3	-	$1.62	06/30/12

Bhupatlal K. Sutaria	500	4	200	4	-	$0.68	05/30/13	-	-	-	-

Peter Giallarenzo	-		100	5	-	$1.62	03/20/17	-	-	-	-

Kenneth Cappel	84	6	66	7	-	$1.23	06/30/10	-	-	-	-
	38	6	38	7	-	$1.23	06/30/11
	3	6	10	7	-	$1.62	06/30/12

George Aronson	-		-					-	-

Estate of Munish Rametra	450	8	-		-	$0.68	03/31/09	-	-	-	-

Notes to Outstanding Equity Awards at 2007 Fiscal Year-End Table

(1) Represents fully vested options that: (i) are exercisable at $1.23 per share through June 30, 2010 and (ii) were repriced as follows:
options to purchase 2,000 shares of common stock originally granted at $2.24 per share were repriced to $1.23 per share and options to purchase 1,000 shares of common stock originally granted at $3.97 per share were repriced to $1.23 per share at June 30, 2005.

(2) Represents 60 options that are exercisable at $1.23 per share through June 30, 2015, 47 options that are exercisable at $1.23 per share through June 30, 2011, and 4 options that are exercisable at $1.62 through June 30, 2012.

(3) Represents 90 options exercisable at $1.23 per share that have various vesting dates through June 30, 2010 and are exercisable through June 30, 2015, 47 options exercisable at $1.23 per share through June 30, 2011 and 12 options exercisable at $1.62 that have various vesting dates through June 30, 2012.

(4) Represents options that are exercisable at $0.682 per share. These options have the following vesting provisions: 25% of the options vested on January 1, 2005, December 31, 2005, and December 31, 2006, respectively and an additional 25% will vest on December 31, 2007.

(5) Represents options that are exercisable at $1.46 per share. The shares have various vesting dates through January 8, 2012 and are exercisable through March 20, 2017.

(6) Represents 84,000 fully vested repriced options that are exercisable at $1.23 per share through June 30, 2010, 38,250 options exercisable at $1.23 per share through June 30, 2011 and 3,375 options that are exercisable at $1.62 through June 30, 2012. The June 30, 2005 repriced options were originally granted at $1.94 per share.

(7) Represents (a) 104 options that are exercisable at $1.23 per share and vest 41 on June 30, 2008 and June 30, 2009, respectively, and 22 options that vest on June 30, 2010 and (b) 10 options that are exercisable at $1.62 per share and vest 3 on June 30, 2008, June 30, 2009 and 4 on June 30, 2010.

(8) Represents 450 fully vested options that are exercisable at $0.68 per share through March 31, 2009.

2007 Options Exercised and Stock Vested
(in thousands, except per share data)

The following table summarizes the options exercised and stock vested by our named executive officers during the year ended June 30, 2007.

OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS				STOCK AWARDS
Name	Number of Shares Aquired On Exercise (#)		Value Realized on Exercise ($)		Number of Shares Aquired On Vesting (#)	Value Realized on Vesting ($)

Cameron Reid	-		-		-	-

Jeffrey Weiss	-		-		-	-

Bhupatlal K. Sutaria	-		-		-	-

Peter Giallarenzo	-		-		-	-

Kenneth Cappel	-		-		-	-

George Aronson	72	(1)	$120	(1)	-	-

Estate of Munish Rametra	-		-		-	-

Notes to 2007 Options Exercised and Stock Vested Table
(1) Represents cashless exercises of 302 options to purchase our common stock. Of the total amount exercised, 108 options were
Incentive Stock Options resulting in the acquisition of 28 shares having a value of $47, and 194 options were Nonqualified Options resulting in the acquisition of 44 shares and having a value of $73.

2007 Pension Benefits

There were no pension benefits granted to named executive officers during the year ended June 30, 2007.

Nonqualified Deferred Compensation Plans

There were no contributions to any nonqualified defined contribution or other nonqualified deferred compensation plans for any named executive officers during the year ended June 30, 2007.

Director Compensation

Dr. Sutaria, the only employee member of the Board of Directors, received no extra compensation for his service on the Board of Directors. Effective November 2006, a standard compensation package was adopted for all non-employee members of our Board of Directors based upon a review of similar sized companies in the pharmaceutical industry as follows:

•	15,000 fully vested stock options as of the date of appointment to the Board;
•	10,000 options as of the first day of a year served;
•	An annual retainer of $10,000;
•	$1,500 for each meeting day of the Board of Directors attended (in person);
•	A fee of not greater than $500 for each meeting day of the Board of Directors attended (by telephone) and determined by the Compensation Committee Chairperson;
•	$750 for each committee meeting attended (in person or by telephone);

In addition to the fees described above: (i) the chairs of our Audit Committee, Compensation Committee, receive an additional annual retainer of $5,000 respectively; (ii) the members of our Audit Committee (other than the chair) receive an additional annual retainer of $1,000; (iii)   David Reback and Stewart Benjamin were granted 16,000 fully vested options and $10,000 for all past Board service provided; and (iv) Kennith Johnson was granted 40,000 fully vested options for past Board service provided.

The following Director Compensation Table sets forth summary information concerning the compensation paid to our non-employee directors in fiscal 2007 for services to the Company.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Stewart Benjamin	$34	$-	$25	$-	$-	$-		$59

Kennith Johnson	$48	$-	$49	$-	$-	$-		$97

David Reback	$38	$-	$25	$-	$-	$-		$63

Richard Miller	$30	$-	$24	$-	$-	$112	(3)	$166

Joan Neuscheler	$23	$-	$24	$-	$-	$-		$47
 Notes to 2007 Options Exercised and Stock Vested Table
(1)	Amounts represent fees paid for Board Meetings and sub-committee meetings, as well as fees for Board membership and membership in certain sub-committees.
(2)
Amounts represent the full grant date fair value as determined under SFAS 123(R). The value of stock options granted is based on grant date present value as calculated using a Black-Scholes option pricing model.

(3)	Amount represents monies paid to a consulting firm of which Mr. Miller is a principal.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is, or was ever, an officer or employee of the Company or any of its subsidiaries, nor did any of the Compensation Committee members have any relationship requiring disclosure by the Company under any subsection of Item 404 of Regulation S-K promulgated by the SEC. During the last fiscal year, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served on the Board.

Compensation Committee Report

The Compensation Committee, comprised of independent directors with the exception of Richard J. Miller, reviewed and discussed the Compensation Discussion and Analysis set forth above with the Company’s management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 and in the proxy statement.

Compensation Committee:

Richard J. Miller (Chairman)
Kennith Johnson
Joan Neuscheler
David Reback

DESCRIPTION OF SECURITIES

The following tables set forth summary descriptions of the securities (other than our Common Stock) issued and to be issued in connection with the Financing Transactions and includes a summary of the Designations, Preferences and Rights of the Series D-1 Preferred Stock which will be filed in the Charter Amendments..

The Sutaria Note

ITEM	DESCRIPTION
Title	Junior Subordinated Secured 12% Note Due 2010

Principal Amount	$3,000,000

Interest Rate and Payment of Interest
12% per annum, payable quarterly in arrears. For the first 12 months, interest is payable in cash or additional promissory notes in a principal amount equal to the interest then due and payable (“PIK Notes”), at the Company’s option. Thereafter, unless the holder otherwise consents, two-thirds of said interest (8%) shall be paid in cash, and the remaining one-third (4%) is payable in cash or PIK Notes, at the Company’s option. PIK Notes accrue interest at the same rate as the Sutaria Note and are in all other respects identical to the Sutaria Note.

Payment of Principal	The outstanding principal balance, together with any then accrued but unpaid interest, is due and payable on the Maturity Date.

Maturity Date	November 7, 2010

Default Provisions	In addition to customary default provisions, the Sutaria Note provides that a default under the Wells Fargo Senior Credit Agreement constitutes a default under the Sutaria Note.

Pre-payment	The Company may, in whole or in part, pre-pay the principal amount of, plus all accrued, but unpaid interest on, the Sutaria Note at any time on 30 days’ prior notice to the holder.

Security, Security Interest and Priority
The Company’s obligations under the Sutaria Note are secured by a third priority security interest in and lien on substantially all of the Company’s property and real estate, subordinated to the Company’s obligations under the WFBC Credit Facility, and the STAR Notes and Convertible Notes.

Conversion Rights	None

The STAR Notes

ITEM	DESCRIPTION
Title	Secured 12% Notes Due 2009

Aggregate Principal Amount	$5,000,000

Interest Rate and Payment of Interest
12% per annum, payable quarterly in arrears. The STAR Notes are payable, at the Company’s option, either in cash, additional promissory notes in a principal amount equal to the interest then due and payable (“PIK Notes”) or, in lieu of a PIK Note, by adding the amount of such then due and payable interest to the principal amount of the STAR Note. PIK Notes accrue interest at the same rate as, and in all other respects are identical to, the STAR Notes.

Payment of Principal	The outstanding principal balance, together with any then accrued but unpaid interest, is due and payable on the Maturity Date.

Maturity Date	November 14, 2009

Default Provisions	In addition to customary default provisions, the STAR Notes provide that a default under the Wells Fargo Senior Credit Agreement also constitutes a default under the STAR Notes.

Pre-payment	The STAR Notes may not be pre-paid.

Conversion Rights	None.

Exchange for Convertible Notes and Warrants
Upon the filing with the SEC of a Definitive Information Statement on Schedule 14C relating to the Financing Transactions, which shall occur no sooner than January 18, 2008 and no later than February 28, 2008 (or such later date as may be necessary to address and clear any SEC comments regarding any Preliminary Information Statement on Schedule 14C filed by the Company, the STAR Notes shall be exchanged for (a) the Company’s Secured Convertible 12% Promissory Notes Due 2010 ( the “Convertible Notes”) in an aggregate original principal amount equal to the principal and accrued interest on the STAR Notes through the date of such exchange, and (b) warrants (the “New Warrants”) to purchase up to an aggregate of 1,842,103 shares of our Common Stock at an exercise price of $0.95 per share. The terms of the Convertible Notes and the New Warrants are more fully summarized below in the tables entitled “The Convertible Notes” and “The New Warrants.”

Security, Security Interest and Priority
The Company’s obligations under the STAR Notes are secured by a second priority security interest in and lien on substantially all of the Company’s property and real estate, subordinated to the Company’s obligations under the WFBC Credit Facility, but senior to the Sutaria Note.

The Convertible Notes

ITEM	DESCRIPTION

Title	Secured Convertible 12% Notes Due 2010_

Aggregate Principal Amount
The aggregate principal amount of the Convertible Notes will be equal to the outstanding principal and accrued interest on the STAR Notes through the date on which they are issued in exchange for the STAR Notes.

Interest Rate and Payment of Interest
When issued, the Convertible Notes will bear interest at the rate of 12% per annum, payable quarterly in arrears. When issued, the Convertible Notes will be payable, at the Company’s option, either in cash, additional promissory notes in a principal amount equal to the interest then due and payable (“PIK Notes”) or, in lieu of a PIK Note, by adding the amount of such then due and payable interest to the principal amount of the Convertible Note. Such PIK Notes, when and if issued, will accrue interest at the same rate as, and in all other respects will be identical to, the Convertible Notes.

Payment of Principal	The outstanding principal balance, together with any then accrued but unpaid interest, will be due and payable on the Maturity Date.

Maturity Date	The Convertible Notes will mature 2 years from their date of issuance.

Default Provisions	In addition to customary default provisions, the Convertible Notes will provide that a default under the Wells Fargo Senior Credit Agreement will also constitute a default under the Convertible Notes.

Prepayment	The Company may, in whole or in part, pre-pay the principal amount of, plus all accrued but unpaid interest on, the Convertible Notes at any time on 30 days’ prior notice to the holder.

Conversion Rights	The Convertible Notes, once issued, will be convertible, at the option of the holder, into shares of the Company’s Common Stock at the conversion price of $0.95 per share (the “Conversion Price”).

Anti-Dilution Protection
In the event the Company issues or is deemed to have issued Common Stock (other than certain excluded issuances) at a purchase price per share that is less than the Conversion Price, the Conversion Price will be re-set to a price equal to 90% of the price at which such shares of Common Stock were or are deemed to have been issued.

Security, Security Interest and Priority
The Company’s obligations under the Convertible Notes will be secured by a second priority security interest in and lien on substantially all of the Company’s property and real estate, subordinated to the Company’s obligations under the WFBC Credit Facility, but senior to the Sutaria Note.

The New Warrants

ITEM	DESCRIPTION
Warrant Shares	When issued in the STAR Note Exchange, the New Warrants will be exercisable for a total aggregate of 1,842,103 shares of Common Stock (each, a “Warrant Share” and together, the “Warrant Shares”).

Holders	The New Warrants will be issued to the holders of the STAR Notes, ratably in proportion to their respective percentages of the aggregate principal amount of the STAR Notes.

Exercise Price	$0.95 per share (the “Exercise Price”).

Exercise Period
When issued, the New Warrants will be exercisable, in whole or in part, at any time and from time to time during the period beginning on the date of issuance and ending on the fifth anniversary date of such issuance.

Payment for Warrant Shares
Upon each exercise of the New Warrants, payment for the number of Warrant Shares to which that exercise pertains will be in cash, except that if a registration statement covering those Warrant Shares is not effective at the time of exercise, then the exercise may, at the holder’s option, be on a cashless basis.

Anti-Dilution Protection
In the event the Company issues or is deemed to have issued Common Stock (other than certain excluded issuances) at a purchase price per share that is less than the Exercise Price, the Exercise Price will be re-set to a price equal to 90% of the price at which such shares of Common Stock were or are deemed to have been issued.

The Amended and Restated Warrants

ITEM	DESCRIPTION
Warrant Shares
Each of the two Amended and Restated Warrants issued in the Warrant Exchange entitles the holder to purchase up to 2,281,914 shares of Common Stock (each, a “Warrant Share” and together, the “Warrant Shares”).

Holders
The Amended and Restated Warrants were issued to Tullis and to Aisling in exchange for the B-1 Warrants and the C-1 Warrants, each of which was, except for its exercise price of $1.639 per share, identical in its terms to the Amended and Restated Warrants.

Exercise Price	$0.95 per share (the “Exercise Price”).

Exercise Period
The Amended and Restated Warrants are exercisable, in whole or in part, at any time and from time to time during the period beginning on the date of issuance and ending on the fifth anniversary date of such issuance.

Payment for Warrant Shares
Upon each exercise of the Amended and Restated Warrants, payment for the number of Warrant Shares to which that exercise pertains will be in cash, or at the holder’s option any such exercise may be on a cashless basis.

Anti-Dilution Protection
In the event the Company issues or is deemed to have issued Common Stock (other than certain excluded issuances) at a purchase price per share that is less than the Exercise Price, the Exercise Price will be re-set to a price equal to 90% of the price at which such shares of Common Stock were or are deemed to have been issued.

The Series D-1 Preferred Stock

ITEM	DESCRIPTION
Title	Series D-1 Convertible Preferred Stock, par value $0.01 per share

Voting Rights
Each share of the Series D-1 Preferred Stock will vote with the Company’s Common Stock, and will have that number of votes as is equal to the number of shares of Common Stock into which it is convertible on the record date of the action to be voted upon or consented to, as the case may be.

Liquidation Preference
Upon certain liquidation events set forth in the Certificate of Designations, Preferences and Rights of the Series D-1 Preferred Stock, each share thereof will be entitled to a liquidation payment of $1,000 plus accrued but unpaid dividends.

Dividend Rights
Dividends per share of Series D-1 Preferred Stock will accrue at the rate of 8.25% per annum, payable quarterly in arrears either in cash or, at the Company’s option, in shares of restricted Common Stock.

Redemption Provisions
The Company will be required to redeem the Series D-1 Preferred Stock upon the occurrence of certain specified events, including but not limited to a change in control of the Company, a going private transaction, failure to pay dividends, or a failure to allow conversion.

Number of Shares Authorized	20,825 shares

Number of Shares to be Issued	20,825 shares

Conversion Rights
The Series D-1 Preferred Stock, including any accrued but unpaid dividends thereon, will be convertible by the holder into that number of shares of Common Stock determined by dividing the dollar amount (at the Stated Value of $1,000 per share) to be converted by $0.95 (the “Conversion Price”).

Registration Rights
The holders of the Series D-1 Preferred Stock have demand registration rights pursuant to which the Company must file a registration statement to cover the shares of Common Stock into which the Series D-1 Preferred Stock is convertible within 60 days of the request to do so.

Right to Appoint a Director
For so long as Tullis-Dickerson Capital Focus III, L.P. or any of its affiliates holds at least 25% of the Series D-1 Preferred Stock, it will have the right to appoint one member of the Company’s Board of Directors.

Anti-Dilution Protection
In the event the Company issues or is deemed to have issued Common Stock (other than certain excluded issuances) at a purchase price per share that is less than the Conversion Price, the Conversion Price will be re-set to a price equal to 90% of the price at which such shares of Common Stock were or are deemed to have been issued.

BOARD OF DIRECTORS APPROVAL
At a meeting November 7 2007 the Board of Directors of the Company approved the Charter Amendments.

Exhibit A

WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS
OF
INTERPHARM HOLDINGS, INC. HAVING
REQUISITE VOTING POWER TO APPROVE SPECIFIED ACTIONS

Adopted November 6, 2007

The undersigned, being the holders of a majority of the issued and outstanding shares of the common stock, par value $0.01 per share, of Interpharm Holdings, Inc. (the “Company”), do hereby consent to the following action taken without a meeting and do hereby adopt the following resolutions, as and for the action and the resolutions of the shareholders of the Company, to have the same force and effect as if taken and adopted at a duly called and noticed meeting of the shareholders of the Company at which a quorum was present and in attendance and acting throughout.

WHEREAS, the Company shall enter into financing transactions on the terms set forth in the term sheets (the “Term Sheets”) annexed hereto as Exhibit A (the “Financings”) and shall enter into a Waiver and Consent Agreement in the form annexed hereto as Exhibit B (the “Waiver”);

NOW THEREFORE, be it

RESOLVED, that the Company is hereby authorized to proceed with the Financings and Waiver on substantially the terms set forth in the documents annexed hereto;; and be it further

RESOLVED, that the execution, delivery and performance by the Company of each of the documents necessary for the Financing and Waiver be, and it hereby is, authorized and approved; and be it further

RESOLVED, that the issuance of the STAR Notes, Convertible Notes, the Sutaria Notes, the Warrants, and the Series D-1 Preferred as defined in the Term Sheets be, and it hereby is, authorized and approved; and be it further

RESOLVED, that the amendment of the Company’s Certificate of Incorporation to create the Series D-1 Preferred, as set forth in the Board Resolutions, be, and it hereby is, authorized and approved; and be it further

RESOLVED, that the Information Statement and other securities filings described in the Waiver be, and they hereby is, authorized and approved; and be it further

RESOLVED, that the consummation of each transaction contemplated by the Term Sheets and the Waiver be, and they hereby are, authorized and approved; and be it further

RESOLVED, that the ratification of actions taken by the Company and its officers, directors, representatives and agents be, and it hereby is, authorized and approved; and be it further

RESOLVED, that all securities previously issued to Tullis-Dickerson Capital Focus III,  L.P. (“Tullis”) and Aisling Capital II, L.P. (“Aisling”, including, without limitation, all securities issued pursuant to the Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock of the Company and the Certificate of Designations, Preferences and Rights of the Series C-1 Convertible Preferred Stock of the Company (including as Conversion Shares, Dividend Shares and otherwise, as defined in such certificates of designation), the Warrants and otherwise issued to Tullis and Aisling by the Company, are ratified such that they shall be deemed to be issued in accordance with, and shall be deemed to be subject to the exemptions contained in, Rule 16b-3 of the Exchange Act.

This instrument of written consent shall be filed with the minutes of the meetings of the shareholders of the Company, and shall have the same force and effect as the vote of the shareholders.

IN WITNESS WHEREOF, the undersigned have executed this instrument of written consent as of the day and year written below.

Dated: November 6, 2007

P&K HOLDINGS I, LLC

By:	/s/ Perry Sutaria
Perry Sutaria, Managing Member

RAMETRA HOLDINGS I, LLC

By:	/s/ Perry Sutaria
Perry Sutaria, Managing Member

RAJS HOLDINGS I, LLC

By:	/s/ Perry Sutaria
Perry Sutaria, Managing Member

RAVIS HOLDINGS I, LLC

By:	/s/ Perry Sutaria
Perry Sutaria, Managing Member

/s/ Perry Sutaria
PERRY SUTARIA

/s/ Raj Sutaria
RAJ SUTARIA